Exhibit 99.2

925 North Eldridge Parkway Houston, TX 77079 Media Relations: 281-293-1149 www.conocophillips.com/media

NEWS RELEASE	February 22, 2022

ConocoPhillips Announces Debt Exchange Offers for up to $3.0 billion of Debt Securities

HOUSTON – ConocoPhillips (NYSE: COP) (“COP”) announced today that it is commencing a private offer to exchange (the “Pool 1 Offer”) four series of notes issued by COP, ConocoPhillips Company (“CPCo”) and Burlington Resources LLC (“Burlington”) as described in the table below (collectively, the “Pool 1 Notes”) for a combination of cash and a new series of CPCo’s senior notes due 2062 (the “New 2062 Notes”). The aggregate principal amount of Pool 1 Notes of each series that are accepted for exchange will be based on the order of acceptance priority for such series as set forth in the table below, such that the aggregate principal amount of Pool 1 Notes accepted in the Pool 1 Offer results in the issuance of New 2062 Notes in an amount not exceeding $2,000,000,000 (the “2062 Notes Cap”).

Pool 1 Notes

Acceptance Priority Level	CUSIP Number	Title of Security	Issuer	Principal Amount Outstanding
1	20825CAQ7	6.50% Notes due 2039	COP	$2,750,000,000
2	20825VAB8	5.95% Notes due 2036	Burlington	$500,000,000
3	20825CAP9	5.90% Notes due 2038	COP	$600,000,000
4	20826FAR7	5.95% Notes due 2046	CPCo	$500,000,000

COP also announced today that it is commencing a private offer to exchange (the “Pool 2 Offer” and, together with the Pool 1 Offer, the “Exchange Offers”) five series of notes issued by CPCo, Burlington and Burlington Resources Oil & Gas Company LP (“BRO&G”) as described in the table below (collectively, the “Pool 2 Notes” and, together with the Pool 1 Notes, the “Old Notes”) for a combination of cash and a new series of CPCo’s senior notes due 2042 (the “New 2042 Notes” and, together with the New 2062 Notes, the “New Notes”). The aggregate principal amount of Pool 2 Notes of each series that are accepted for exchange will be based on the order of acceptance priority for such series as set forth in the table below, such that the aggregate principal amount of Pool 2 Notes accepted in the Pool 2 Offer results in the issuance of New 2042 Notes in an amount not exceeding $1,000,000,000 (the “2042 Notes Cap”).

Pool 2 Notes

Acceptance Priority Level	CUSIP Number	Title of Security	Issuer	Principal Amount Outstanding
1	208251AE8	6.95% Notes due 2029	CPCo	$1,549,114,000
2	12201PAN6	7.40% Notes due 2031	Burlington	$500,000,000
3	20825UAC8	7.25% Notes due 2031	BRO&G	$500,000,000
4	12201PAB2	7.20% Notes due 2031	Burlington	$575,000,000
5	718507BK1	7.00% Notes due 2029	CPCo	$200,000,000

The Exchange Offers are being conducted upon the terms and subject to the conditions set forth in an offering memorandum, dated February 22, 2022 (the “Offering Memorandum”). Capitalized terms used in this news release and not defined herein have the meanings given to them in the Offering Memorandum.

The “Total Consideration” for each of the Pool 1 Offer and the Pool 2 Offer for each $1,000 principal amount of each series of Old Notes validly tendered pursuant to the Pool 1 Offer or the Pool 2 Offer, as the case may be, at or prior to the Early Participation Deadline (as defined below) and accepted for purchase will be equal to an amount that would reflect a yield to the maturity date or, if applicable, the par call date of such series of Old Notes (excluding accrued and unpaid interest to, but not including the applicable Settlement Date) equal to the sum of (i) the bid-side yield on the applicable Reference U.S. Treasury Security as calculated by the Dealer Managers in accordance with market practice, as of the Pricing Determination Date, plus (ii) a Fixed Spread with respect to such series of Old Notes. The Total Consideration (which will include an Early Participation Payment of $30 of principal amount of the New 2062 Notes or New 2042 Notes, as applicable) for each of the Exchange Offers for holders tendering and not validly withdrawing their Old Notes at or prior to the Early Participation Deadline will be divided into (i) a Cash Payment and (ii) a principal amount of the New Notes determined by multiplying each $1,000 principal amount of Old Notes tendered by an exchange ratio equal to the quotient obtained by dividing (a) the Total Consideration of the series of outstanding Old Notes tendered minus such Cash Payment by (b) the New Issue Price. The “New Issue Price” for each series of New Notes will be deemed to be $1,000 per $1,000 principal amount of New Notes. The amount of the Cash Payment is subject to adjustment as described in the Offering Memorandum.

Each series of New Notes will bear interest at a rate per annum equal to the sum of (a) the bid-side yield on the applicable Benchmark Security as calculated by the Dealer Managers in accordance with market practice, as of the Pricing Determination Date, plus (b) a fixed spread with respect to such series of New Notes.

The applicable Reference U.S. Treasury Security, Fixed Spread and Cash Payment with respect to each series of the Old Notes subject to the Exchange Offers as well as the Benchmark Security and the fixed spread for each of the New 2062 Notes and the New 2042 Notes is expected to be announced in a press release later today.

In addition, holders whose Old Notes are accepted for exchange will receive in cash accrued and unpaid interest from the last applicable interest payment date to, but excluding, the date on which the exchange of such Old Notes is settled, less the amount of any pre-issuance interest on the New Notes exchanged therefor on the Final Settlement Date only, and amounts due in lieu of fractional amounts of New Notes. In the case of any New Notes issued on the Final Settlement Date, if the pre-issuance interest accrued on such New Notes exceeds the accrued and unpaid interest on the Old Notes exchanged therefor, then no accrued and unpaid interest on such Old Notes will be paid.

COP reserves the right, in its sole and absolute discretion, to increase the 2062 Notes Cap or the 2042 Notes Cap without extending the Withdrawal Deadline (as defined below) or otherwise reinstating withdrawal rights.

Each Exchange Offer is subject to certain conditions, including, (i) with respect to the Pool 1 Offer, a minimum of $500,000,000 aggregate principal amount of New 2062 Notes being issued in the Pool 1 Offer, (ii) with respect to the Pool 2 Offer, a minimum of $500,000,000 aggregate principal amount of New 2042 Notes being issued in the Pool 2 Offer, (iii) as of 10:00 a.m. New York City time on March 8, 2022, the combination of the yield of the New Notes and the Total Consideration or Exchange Consideration, as applicable, for the applicable series of Old Notes would result in the New Notes and such Old Notes not considered as “substantially different” under Financial Accounting Standards Board Accounting Standards Codification Subtopic 470-50, (iv) COP receiving a minimum level of aggregate gross proceeds from the public offering, commenced substantially concurrently with the Exchange Offers, of three series of senior debt securities issued by CPCo and guaranteed by COP on or prior to March 11, 2022, the date currently expected to be the Early Settlement Date, on terms acceptable to COP, in its sole discretion, and (v) with respect to any Old Notes validly tendered pursuant to any Exchange Offer that will be exchanged on the Final Settlement Date (as defined below), COP determines that the New Notes to be issued on the Final Settlement Date in such Exchange Offer will be treated as part of the same issue as the New Notes, if any, issued on the Early Settlement Date for U.S. federal income tax purposes pursuant to specified tests.

Only Eligible Holders (as defined below) of Old Notes who validly tender their Old Notes at or before 5:00 p.m. New York City time on March 7, 2022, subject to any extension by COP (the “Early Participation Deadline”), who do not validly withdraw their tenders and whose Old Notes are accepted for exchange, will receive the Early Participation Payment.

The Exchange Offers will expire at one minute after 11:59 p.m., New York City time, on March 21, 2022, unless extended (the “Expiration Date”) or earlier terminated. Tenders of Old Notes submitted in the Exchange Offers at or prior to 5:00 p.m. New York City time on March 7, 2022, subject to any extension by COP (the “Withdrawal Deadline”), may be validly withdrawn at any time prior to the Withdrawal Deadline, but thereafter will be irrevocable, except in certain limited circumstances where additional withdrawal rights are required by law (as determined by COP). Tenders submitted in the Exchange Offers after the Withdrawal Deadline will be irrevocable except in the limited circumstances where additional withdrawal rights are required by law (as determined by COP).

COP reserves the right, but is under no obligation, at any point following the Early Participation Deadline and before the Expiration Date, to accept for exchange any Old Notes validly tendered at or prior to the Early Participation Deadline (the date of such exchange, the “Early Settlement Date”). The Early Settlement Date will be determined at COP’s option and is currently expected to occur on March 11, 2022, the third business day immediately following the Pricing Determination Date. If, after the Early Participation Deadline, COP chooses to exercise its option to have an Early Settlement Date and all conditions to the relevant Exchange Offers have been or are concurrently satisfied or waived by COP, COP will, subject to the terms of the Exchange Offers, accept for exchange all Old Notes validly tendered in the Exchange Offers prior to the Early Participation Deadline subject to proration, and the exchange for such Old Notes will be made on the Early Settlement Date.

The Final Settlement Date for the Exchange Offers will be promptly after the Expiration Date and is currently expected to occur on March 23, 2022, the second business day immediately following the Expiration Date (the “Final Settlement Date”).

The Exchange Offers are only being made, and the New Notes are only being offered and will only be issued, and copies of the offering documents will only be made available, to holders of Old Notes (1) either (a) in the United States, that are “qualified institutional buyers,” or “QIBs,” as that term is defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), in a private transaction in reliance upon an exemption from the registration requirements of the Securities Act or (b) outside the United States, that are persons other than “U.S. persons,” as that term is defined in Rule 902 under the Securities Act, in offshore transactions in reliance upon Regulation S under the Securities Act, or a dealer or other professional fiduciary organized, incorporated or (if an individual) residing in the United States holding a discretionary account or similar account (other than an estate or a trust) for the benefit or account of a non-“U.S. person,” and (2) (a) if located or resident in any Member State of the European Economic Area, who are persons other than “retail investors” (for these purposes, a retail investor means a person who is one (or more) of: (i) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, “MiFID II”); or (ii) a customer within the meaning of Directive (EU) 2016/97, where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or (iii) not a “qualified investor” as defined in Regulation (EU) 2017/1129), and consequently no key information document required by Regulation (EU) No 1286/2014 (as amended, the “PRIIPs Regulation”) for offering or selling the New Notes or otherwise making them available to retail investors in the European Economic Area has been prepared and therefore offering or selling the New Notes or otherwise making them available to any retail investor in the European Economic Area may be unlawful under the PRIIPs Regulation; or (b) if located or resident in the United Kingdom, who are persons other than “retail investors” (for these purposes, a retail investor means a person who is one (or more) of: (i) a retail client, as defined in point (8) of Article 2 of Regulation (EU) No 2017/565 as it forms part of domestic law by virtue of the European Union (Withdrawal) Act 2018 (“EUWA”); or (ii) a customer within the meaning of the provisions of the Financial Services and Markets Act 2000 (the “FSMA”) and any rules or regulations made under the FSMA to implement Directive (EU) 2016/97, where that customer would not qualify as a professional client, as defined in point (8) of Article 2(1) of Regulation (EU) No 600/2014 as it forms part of domestic law by virtue of the EUWA; or (iii) not a qualified investor as defined in Article 2 of Regulation (EU) 2017/1129 as it forms part of domestic law by virtue of the EUWA), and consequently no key information document required by Regulation (EU) No 1286/2014 as it forms part of domestic law by virtue of the EUWA (the “UK PRIIPs Regulation”) for offering or selling the New Notes or otherwise making them available to retail investors in the United Kingdom has been prepared and therefore offering or selling the New Notes or otherwise making them available to any retail investor in the United Kingdom may be unlawful under the UK PRIIPs Regulation (“Eligible Holders”). The Exchange Offers will not be made to holders of Old Notes who are located in Canada. Only Eligible Holders who have completed and returned the eligibility certification are authorized to receive or review the Offering Memorandum or to participate in the Exchange Offers. There is no separate letter of transmittal in connection with the Offering Memorandum.

The New Notes have not been registered under the Securities Act or any state securities laws. Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

Holders are advised to check with any bank, securities broker or other intermediary through which they hold Old Notes as to when such intermediary needs to receive instructions from a holder in order for that holder to be able to participate in, or (in the circumstances in which revocation is permitted) revoke their instruction to participate in the Exchange Offers before the deadlines specified herein and in the Offering Memorandum and eligibility certification. The deadlines set by each clearing system for the submission and withdrawal of exchange instructions will also be earlier than the relevant deadlines specified herein and in the Offering Memorandum and eligibility certification.

This press release is not an offer to sell or a solicitation of an offer to buy any of the securities described herein. The Exchange Offers are being made solely by the Offering Memorandum and eligibility certification and only to such persons and in such jurisdictions as is permitted under applicable law.

Global Bondholder Services Corporation has been appointed as the exchange agent and information agent for the Exchange Offers. Documents relating to the Exchange Offers will only be distributed to holders of Old Notes who certify that they are Eligible Holders. Questions or requests for assistance related to the Exchange Offers or for additional copies of the Offering Memorandum and eligibility certification may be directed to Global Bondholder Services Corporation at (855) 654-2015 (toll-free) or (212) 430-3774 (banks and brokers) or by email at contact@gbsc-usa.com. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offers. The Offering Memorandum and eligibility certification can be accessed at the following link: https://gbsc-usa.com/eligibility/cop.

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About ConocoPhillips

ConocoPhillips is one of the world’s leading exploration and production companies based on both production and reserves, with a globally diversified asset portfolio. Headquartered in Houston, Texas, ConocoPhillips had operations and activities in 14 countries, $91 billion of total assets and approximately 9,900 employees at Dec. 31, 2021. Production including Libya averaged 1,567 MBOED for the 12 months ended Dec. 31, 2021, and proved reserves were 6.1 BBOE as of Dec. 31, 2021. For more information, go to www.conocophillips.com.

Contacts

Dennis Nuss (media)

281-293-4733

dennis.nuss@conocophillips.com

Investor Relations

281-293-5000

Investor.relations@conocophillips.com

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This news release contains forward-looking statements as defined under the federal securities laws. Forward-looking statements relate to future events, plans and anticipated results of operations, business strategies, and other aspects of our operations or operating results. Words and phrases such as “anticipate," “estimate,” “believe,” “budget,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict," “seek,” “should,” “will,” “would,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” and other similar words can be used to identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Where, in any forward-looking statement, the company expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to be reasonable at the time such forward-looking statement is made. However, these statements are not guarantees of future performance and involve certain risks, uncertainties and other factors beyond our control. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in the forward-looking statements. Factors that could cause actual results or events to differ materially from what is presented include the impact of public health crises, including pandemics (such as COVID-19) and epidemics and any related company or government policies or actions; global and regional changes in the demand, supply, prices, differentials or other market conditions affecting oil and gas, including changes resulting from a public health crisis or from the imposition or lifting of crude oil production quotas or other actions that might be imposed by OPEC and other producing countries and the resulting company or third-party actions in response to such changes; changes in commodity prices, including a prolonged decline in these prices relative to historical or future expected levels; insufficient liquidity or other factors, such as those listed herein, that could impact our ability to repurchase shares and declare and pay dividends such that we suspend our share repurchase program and reduce, suspend, or totally eliminate dividend payments in the future, whether variable or fixed; changes in expected levels of oil and gas reserves or production; potential failures or delays in achieving expected reserve or production levels from existing and future oil and gas developments, including due to operating hazards, drilling risks or unsuccessful exploratory activities; unexpected cost increases or technical difficulties in constructing, maintaining or modifying company facilities; legislative and regulatory initiatives addressing global climate change or other environmental concerns; investment in and development of competing or alternative energy sources; disruptions or interruptions impacting the transportation for our oil and gas production; international monetary conditions and exchange rate fluctuations; changes in international trade relationships, including the imposition of trade restrictions or tariffs on any materials or products (such as aluminum and steel) used in the operation of our business; our ability to collect payments when due under our settlement agreement with PDVSA; our ability to collect payments from the government of Venezuela as ordered by the ICSID; our ability to liquidate the common stock issued to us by Cenovus Energy Inc. at prices we deem acceptable, or at all; our ability to complete any announced or any future dispositions or acquisitions on time, if at all; the possibility that regulatory approvals for any announced or any future dispositions or acquisitions will not be received on a timely basis, if at all, or that such approvals may require modification to the terms of the transactions or our remaining business; business disruptions following the acquisition of assets from Shell (the “Shell Acquisition”) or any other announced or any future dispositions or acquisitions, including the diversion of management time and attention; the ability to deploy net proceeds from our announced or any future dispositions in the manner and timeframe we anticipate, if at all; potential liability for remedial actions under existing or future environmental regulations; potential liability resulting from pending or future litigation, including litigation related directly or indirectly to our transaction with Concho Resources Inc.; the impact of competition and consolidation in the oil and gas industry; limited access to capital or significantly higher cost of capital related to illiquidity or uncertainty in the domestic or international financial markets; general domestic and international economic and political conditions; the ability to successfully integrate the assets from the Shell Acquisition or achieve the anticipated benefits from the transaction; unanticipated difficulties or expenditures relating to the Shell Acquisition or the Concho transaction; changes in fiscal regime or tax, environmental and other laws applicable to our business; and disruptions resulting from accidents, extraordinary weather events, civil unrest, political events, war, terrorism, cyber attacks or information technology failures, constraints or disruptions; and other economic, business, competitive and/or regulatory factors affecting our business generally as set forth in our filings with the Securities and Exchange Commission. Unless legally required, ConocoPhillips expressly disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.